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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 19, 2005


                          Allied Waste Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-14705                                   88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                               85260
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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





Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 19, 2005, the Company was notified by Warren B. Rudman that he would not stand for reelection to the Board of Directors at the 2005 Annual Shareholder Meeting scheduled for May 20, 2005. Senator Rudman cited other commitments on his time as a reason for his decision.

Separately, on January 20, 2005, the Company was notified by Lawrence V. Jackson that he would not stand for reelection to the Board of Directors at the 2005 Annual Shareholder Meeting scheduled for May 20, 2005. Mr. Jackson cited his recent appointment as Executive Vice President of Wal-Mart Stores, Inc. and the related demands on his time as a reason for his decision.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ALLIED WASTE INDUSTRIES, INC.


                            By: /s/ PETER S. HATHAWAY
         ---------------------------------------------------------------
                                Peter S. Hathaway
              Executive Vice President and Chief Financial Officer





Date:  January 19, 2005